SECURITIES AND EXCHANGE COMMISSION

UNITED STATES

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 17, 2017

REGENCY CENTERS CORPORATION

REGENCY CENTERS, L.P.

(Exact name of registrant as specified in its charter)

Florida (Regency Centers Corporation) Delaware (Regency Centers, L.P.)	1-12298 (Regency Centers Corporation) 0-24763 (Regency Centers, L.P.)	59-3191743 (Regency Centers Corporation) 59-3429602 (Regency Centers, L.P.)
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Independent Drive, Suite 114 Jacksonville, Florida		32202
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number including area code: (904)-598-7000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On January 17, 2017, Regency Centers, L.P. (“RCLP”) and Regency Centers Corporation, the general partner of RCLP (“Regency”), entered into an Underwriting Agreement (the “Underwriting Agreement”) with Wells Fargo Securities, LLC as representative of the several underwriters named therein, pursuant to which RCLP agreed to issue and sell an aggregate of $350,000,000 principal amount of its 3.600% Notes due 2027 (the “2027 Notes”) and an aggregate of $300,000,000 principal amount of its 4.400% Notes due 2047 (the “2047 Notes” and, together with the 2027 Notes, the “Notes”). The Notes are guaranteed as to the payment of principal and interest by Regency. The offering of the Notes is expected to close on January 26, 2017.

The 2027 Notes bear interest at a rate of 3.600% per annum and mature on February 1, 2027. Interest on the 2027 Notes will be payable semi-annually in arrears on February 1 and August 1 of each year, beginning August 1, 2017, to holders of record on the immediately preceding January 15 and July 15.

The 2047 Notes bear interest at a rate of 4.400% per annum and mature on February 1, 2047. Interest on the 2047 Notes will be payable semi-annually in arrears on February 1 and August 1 of each year, beginning August 1, 2017, to holders of record on the immediately preceding January 15 and July 15.

The foregoing is not a complete discussion of the Underwriting Agreement and is qualified in its entirety by reference to the full text of the Underwriting Agreement attached to this Current Report on Form 8-K as Exhibit 1.1, which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

Exhibit Number	Description

1.1	Underwriting Agreement dated as of January 17, 2017 among Regency Centers, L.P., Regency Centers Corporation, and Wells Fargo Securities, LLC as representative of the underwriters listed therein.

5.1	Opinion of Foley & Lardner LLP as to the legality of the securities.

12.1	Statement regarding computation of consolidated ratio of earnings to fixed charges.

23.1	Consent of Foley & Lardner LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGENCY CENTERS CORPORATION

January 19, 2017		By:	/s/ J. Christian Leavitt
J. Christian Leavitt, Senior Vice President and Treasurer

REGENCY CENTERS, L.P.

	By:	Regency Centers Corporation,
its general partner

January 19, 2017		By:	/s/ J. Christian Leavitt
J. Christian Leavitt, Senior Vice President and Treasurer

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